Exhibit 10.2

AGREEMENT OF SUBORDINATION & ASSIGNMENT

This AGREEMENT OF SUBORDINATION & ASSIGNMENT made and dated as of June 27, 2008, by

JL DISTRIBUTORS, INC., a corporation of the State of Delaware with its principal corporate place of business at 10 East 40th Street, New York, New York 10016 (hereinafter referred to as "CREDITOR")

and

FIVE STAR GROUP, INC., a corporation of the State of Delaware with its principal corporate place of business at 903 Murray Road, East Hanover, Morris County, New Jersey 07936 with its mailing address at 903 Murray Road, P.O. Box 1960, East Hanover, Morris County, New Jersey 07936 (hereinafter referred to as “BORROWER”)

and

FIVE STAR PRODUCTS, INC., a corporation of the State of Delaware with its principal corporate place of business at 10 East 40th Street, Suite 3110, New York, New York 10016 (hereinafter referred to as "GUARANTOR")

in favor of

BANK OF AMERICA, N.A., a national banking association organized and existing under the laws of the United States, with offices at 335 Madison Avenue, 6th Floor, New York, New York 10017 (hereinafter referred to as "LENDER")

WITNESSES THAT:

(1)           WHEREAS, BORROWER and LENDER are parties to a certain Loan and Security Agreement dated even date herewith (such certain Loan and Security Agreement and all extensions, modifications (including without limitation modifications increasing or decreasing the amount of the Revolving Loan described below), refinancings, renewals, substitutions, replacements and/or redatings thereof being called the "Loan Agreement" in this Agreement); and

(2)           WHEREAS, pursuant to the Loan Agreement, BORROWER has obtained the benefits of a $35,000,000 revolving loan facility (called the "Revolving Loan" in this Agreement and more fully defined in Article I of the Loan Agreement) from LENDER; and

(3)           WHEREAS, GUARANTORhas guaranteed the obligations owed by BORROWER to LENDER under the Loan Agreement;

(4)           WHEREAS, it is a condition of the obligation of LENDER to execute the Loan Agreement and to extend to BORROWER the benefits of the Revolving Loan that this Agreement shall have been executed and shall be in full force and effect; and

(5)           WHEREAS, CREDITOR desires that LENDER enter into the Loan Agreement and extend the Revolving Loan to BORROWER as aforesaid and, as a result, executes this Agreement as an inducement to LENDER to do so; and

(6)           WHEREAS, in this Agreement BORROWER and GUARANTOR are hereinafter jointly called “DEBTOR”;

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration and in order to induce LENDER from time to time to extend and/or to continue to extend credit, advances or loans to BORROWER under the Loan Agreement, CREDITOR, BORROWER and GUARANTOR all hereby agree as follows:

(1)           (a)           (i)           Subject to the provisions of subparagraph (b) and subparagraph (c) below, no “Claims” which CREDITOR now has or may hereafter have or acquire against DEBTOR or any of its property or any of its rights in any property can be paid unless and until BORROWER has paid and satisfied in full all “Liabilities” which are owed by BORROWER to LENDER.

(ii)           For purposes of this Agreement, the term “Claims” means the following:

(A)           all claims and demands (and all interest accrued or that may hereafter accrue thereon) which CREDITOR now has or may hereafter have or acquire against BORROWER or any of its property or any of its rights in any property which, in each and all of the foregoing cases, arise out of BORROWER's obligations to CREDITOR under that certain Asset Purchase Agreement dated August 31, 1998 between JL DISTRIBUTORS, INC. (as seller and then known as FIVE STAR GROUP, INC.) and BORROWER (as buyer and then known as "FIVE STAR ACQUISITION CORP.") relating to BORROWER’s purchase of the assets of said JL DISTRIBUTORS, INC. (then known as FIVE STAR GROUP, INC.) and

(B) all claims and demands (and all interest accrued or that may hereafter accrue thereon) which CREDITOR now has or may hereafter have or acquire against GUARANTOR or any of its property or any of its rights in any property which, in each and all of the foregoing cases, arise out of GUARANTOR's obligations to CREDITOR under GUARANTOR’s certain $2,800,000 note, dated June 10, 2005  (the “Subordinated Seller Note”), a copy of which is attached hereto as Exhibit "A".

(iii)           For purposes of this Agreement, the term "Liabilities" shall have the same meaning in this Agreement that it has in the Loan Agreement.

(b)            Notwithstanding the provisions of subparagraph (a) above, DEBTOR may pay and GUARANTOR may receive payments of interest on the Subordinated Seller Note so long as no Event of Default has occurred and is continuing under the Loan Agreement.

(c)            Notwithstanding the provisions of subparagraph (a) above, GUARANTOR may pay and CREDITOR may receive limited repayments of principal (each a “principal paydown”) on the Subordinated Seller Note if the following conditions have been satisfied:

(i)	No Event of Default has occurred and is continuing under the Loan Agreement.

(ii)
The amount of any permitted “principal paydown” will be calculated and paid once each year, after LENDER’s receipt and review of GUARANTOR’s audited fiscal year-end financial statements consolidated with BORROWER and prepared and submitted as required by the Loan Agreement.

(iii)
The “principal paydown” for BORROWER’s 2008 fiscal year can be made no sooner than April 1, 2009 and cannot exceed the lesser of (A) $1,250,000 or (B) the sum of $1,000,000 plus 50% of BORROWER’s Net Income after taxes (as determined in accordance with the Loan Agreement based on generally accepted accounting principles, consistently applied over the period to which they relate) for BORROWER’s 2008 fiscal year  .The “principal paydown” for BORROWER’s 2009 fiscal year and for each fiscal year thereafter can be made no sooner than April 1 of the immediately following fiscal year [e.g., the “principal paydown” based on BORROWER’s 2009 fiscal year Net Income after taxes cannot be made until April 1, 2010] and cannot exceed the lesser of (A) $1,250,000 or (B) the sum of $1,000,000 plus 50% of BORROWER’s Net Income after taxes (as determined in accordance with the Loan Agreement based on generally accepted accounting principles, consistently applied over the period to which they relate) for the fiscal year immediately preceding the date of distribution [e.g., the “principal paydown” made by BORROWER in 2010 must be based on BORROWER’s 2009 Net Income after taxes].

(iv)
The full amount of the “principal paydown” made in any fiscal year, if treated as a scheduled payment in the year BORROWER’s Net Income after taxes was earned, will not cause the Fixed Charge Coverage (as determined in accordance with the Loan Agreement) to be less than 1.13 to 1.0 for the year in which such income was earned.

(v)
Immediately prior to the “principal paydown”, the Fixed Charge Coverage (as determined in accordance with the Loan Agreement) for the year in which BORROWER’s Net Income after taxes was earned must be greater than 1.25 to 1.0.

(vi)
If only the component of the “principal paydown” consisting of 50% of BORROWER’s Net Income after taxes for the year in which such income was earned is treated as a scheduled payment, the Fixed Charge Coverage (as determined in accordance with the Loan Agreement) for the year in which such income was earned must be at least 1.25 to 1.0.

(vii)
After giving effect to the “principal paydown”, the “loan value” of “Eligible Inventory” and “Eligible Receivables” must exceed the outstanding principal balance of the Revolving Loan by at least $1,500,000 (the terms “loan value”, “Eligible Inventory” and “Eligible Receivables” to have the same meaning herein that they have in the Loan Agreement).

(viii)
The amount of the “principal paydown”, when deducted from BORROWER’s “Tangible Net Worth” (as determined in accordance with the Loan Agreement) will not cause such Tangible Net Worth to be less than $6,000,000.

(ix)
The ratio of BORROWER’s “Total Debt to its Tangible Net Worth” (as determined in accordance with the Loan Agreement) will not, when the “principal paydown” is taken into account, cause such ratio of Total Debt to Tangible Net Worth to be more than 6.0 to 1.0.

(x)
The average “loan value” of “Eligible Inventory” and “Eligible Receivables” during the three full calendar months preceding the date of the “principal paydown” must exceed by at least $2,500,000 BORROWER’s average daily usage under the Revolving Loan during the same three month period (the terms “loan value”, “Eligible Inventory” and “Eligible Receivables” to have the same meaning herein that they have in the Loan Agreement).

(xi)	Each allowed annual “principal paydown” is for one year only and is non cumulative so that any “principal paydown” which is not made in any year will not accrue to and cannot be used in future years.

(xii)
The “principal paydown”, if treated for accounting purposes as made in the fiscal year from which the payment has been earned, cannot be made if the amount and effect of the payment would have given rise to a covenant default, if such “principal paydown” had in fact been made in such fiscal year.

(d)            Notwithstanding the provisions of paragraph (a) above, CREDITOR or ADDITIONAL CREDITOR (as hereinafter defined) may exercise its right to convert the Subordinated Seller Note into common stock of GUARANTOR in accordance with the terms of the Subordinated Seller Note.  Upon the conversion of the Subordinated Seller Note into common stock of GUARANTOR resulting in the full and complete extinguishment of the debt represented by the Subordinated Seller Note, all further rights and obligations under this Agreement as it relates to GUARANTOR and the Subordinated Seller Note (and the common stock of GUARANTOR issued in conversion thereof) shall be terminated and extinguished.

(2)           In all events, no collateral or other security may be given by DEBTOR to CREDITOR to secure payment of any sum due on any of the Claims, and no such collateral or other security shall be received, accepted or retained by CREDITOR unless and until BORROWER has paid and satisfied in full all the Liabilities.

(3)           CREDITOR waives any and all notice of the acceptance of this Agreement and of the creation, extension, modification (including without limitation any modification increasing or decreasing the amount of the Liabilities), refinancing, renewal, substitution, replacement, redating and/or accrual of any of the Liabilities or of the reliance of LENDER upon this Agreement.

(4)           CREDITOR hereby consents that, without notice to or further assent by CREDITOR, and without impairing the subordination contained in this Agreement (a) the obligation of DEBTOR or of any other party for or upon any of the Liabilities may, from time to time, in whole or in part, be renewed, extended, modified, accelerated, compromised or released by LENDER, as it may deem advisable and whether with or without consideration, (b) any collateral and/or liens securing any of the Liabilities may, from time to time, in whole or in part, be exchanged, sold, impaired, released, surrendered or otherwise disposed of by LENDER, as it may deem advisable and whether with or without consideration, and (c) any deposit balance or balances to the credit of DEBTOR may, from time to time, in whole or in part, be paid out, surrendered, released or otherwise disposed of by LENDER, as it in its discretion may deem advisable and whether with or without consideration.

(5)           CREDITOR hereby transfers and assigns to LENDER, as collateral security for any and all of the Liabilities, all Claims of CREDITOR against DEBTOR, and hereby authorizes AGENT, in its own name or in the name of CREDITOR, to collect and enforce said Claims by suit, proof of debt in any proceeding under the Bankruptcy Act, or amendments thereto, or any decedent's estate, insolvency or liquidation proceeding, or otherwise.

(6)           Should any payment (except as set forth in Paragraph 1(b) and Paragraph 1(c) above) or security or anything of any value whatsoever be received by CREDITOR for or on account of said Claims (except as set forth in Paragraph 1(d) above), prior to the payment and satisfaction in full of the Liabilities, CREDITOR agrees that it will forthwith deliver the same to LENDER in precisely the form received, except for CREDITOR's endorsement or assignment where necessary, for application on account of the Liabilities, and that until so delivered, CREDITOR shall hold the same in trust as the property of LENDER.

(7)           CREDITOR further agrees that, should any signature, endorsement, assignment or other form of transfer be required to effect the transfer of any such payment, security or other thing of value to LENDER, or in any other respect to carry out the terms of this Agreement, to make and deliver all signatures, endorsements, transfers, assignments and other instruments required by LENDER to effectuate the purposes of this Agreement as herein expressed or reasonably implied; and in the event of the failure of CREDITOR to do so within 15 days of written request by LENDER, LENDER is hereby irrevocably constituted and appointed the agent and attorney in fact of CREDITOR to do so, with full power of substitution in the premises.

(8)           CREDITOR and GUARANTOR represent to LENDER that GUARANTOR now owes CREDITOR the principal sum of $2,800,000 and that GUARANTOR's obligation to repay such sum is evidenced by the Subordinated Seller Note, a copy of which is attached hereto as Exhibit "A".  Such sum is owed without counterclaim, defense or offset and may be prepaid only as so allowed by Paragraph 1(b) and Paragraph 1(c) above or transferred to an ADDITIONAL CREDITOR or converted into common stock of GUARANTOR only as so allowed by Paragraph 17 below and Paragraph 1 (d) above, respectively.

(9)           CREDITOR and GUARANTOR further agree that, prior to the conversion permitted by Paragraph 1 (d) above, at no time hereafter will any part of said indebtedness be represented by any other negotiable instruments or writings, except the Subordinated Seller Note or such other negotiable instruments or writings, if any, as LENDER shall request to be executed and delivered to it for the purpose of evidencing said indebtedness or any part thereof, and in that case said negotiable instruments or other writings shall either be payable to LENDER or delivered to LENDER, or, if payable to CREDITOR, shall be endorsed and/or assigned by CREDITOR and delivered to LENDER.

(10)           CREDITOR and DEBTOR agree that the rights granted to LENDER hereunder shall continue in full force and effect notwithstanding the fact that BORROWER's account may, from time to time, be temporarily in a credit position and shall continue until the Loan Agreement is terminated and all the Liabilities are paid in full.

(11)           DEBTOR hereby agrees that (a) it will render to LENDER upon demand, from time to time, a statement of the account of CREDITOR with DEBTOR; (b) LENDER shall have access, from time to time, to its books and records in order that LENDER may make full and free examination of the state of the accounts of CREDITOR with DEBTOR (with the right to make copies thereof); and (c) it will duly comply with and perform each and every term of this Agreement on its part required to be performed.

(12)           DEBTOR agrees that a breach by either DEBTOR or CREDITOR in the performance of any of the terms of this Agreement shall be an Event of Default as that term is defined in the Loan Agreement.

(13)           The term "DEBTOR" as used throughout this Agreement shall include the corporation named herein as DEBTOR, and shall also include, but not be limited to, (a) any successor individual or individuals, association, partnership or corporation to which all or substantially all of the business or assets of DEBTOR shall have been transferred and (b) any other corporation into or with which DEBTOR shall have been merged, consolidated, reorganized, or absorbed.

(14)           No waiver of any right or remedy, and no modification of this Agreement shall be effective unless in writing signed by the party to be charged, and then only to the extent therein set forth.

(15)           The rights and remedies of LENDER under this Agreement, shall be cumulative, and may be exercised independently or concurrently with any other rights and remedies LENDER may have, and such rights and remedies may be exercised from time to time in whole or in part as LENDER in its sole discretion, may determine.

(16)           No delay on the part of LENDER in exercising any right, power or privilege hereunder or elsewhere conferred shall operate as a waiver thereof.

(17)           This Agreement is binding upon the undersigned, and their respective heirs, executors, administrators, successors or assigns, shall inure to the benefit of LENDER and its successors and assigns, and shall be governed by, and construed in accordance with the laws of the State of New Jersey. Notwithstanding any other provisions of this Agreement, CREDITOR may transfer the Subordinated Seller Note to a wholly-owned subsidiary of National Patent Development Corporation (the “ADDITIONAL CREDITOR”); provided that the ADDITIONAL CREDITOR agrees to become a “CREDITOR” under this Agreement pursuant to a written instrument satisfactory to LENDER.

(18)           CREDITOR AND DEBTOR MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR LENDER TO ENTER INTO THE LOAN AGREEMENT AND MAKE THE REVOLVING LOAN.

(19)           This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Agreement by facsimile or in PDF shall be as effective as delivery of a manually executed counterpart of this Agreement.

IN WITNESS WHEREOF, each of the undersigned has caused these presents to be properly executed as of the date first above written.

WITNESS:	FIVE STAR GROUP, INC. (BORROWER)

/s/ IRA SOBOTKO	By:	/s/ JOHN BELKNAP
Ira Sobotko, Secretary		John Belknap, Vice President

WITNESS:	FIVE STAR PRODUCTS, INC. (GUARANTOR)

/s/ IRA SOBOTKO	By:	/s/ JOHN BELKNAP
Ira Sobotko, Secretary		John Belknap, President

WITNESS:	JL DISTRIBUTORS, INC. (CREDITOR)

/s/ IRA SOBOTKO	By:	/s/ JOHN BELKNAP
Ira Sobotko, Secretary		John Belknap, President

EXHIBIT "A"

True copy of Subordinated Seller Note